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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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        Date of report (Date of earliest event reported): January 3, 2006


                               MAAX Holdings, Inc.
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               (Exact name of registrant as specified in charter)



          Delaware                      333-125251                41-2158731
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)


     9224 73rd Avenue North, Brooklyn Park, Minnesota               55428
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           (Address of principal executive offices)               (Zip Code)


                                 (800) 328-2531
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              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 1.01      Entry into a Material Definitive Agreement

         On January 3, 2006, effective as of March 1, 2005, MAAX-KSD Corporation, a subsidiary of MAAX Holdings, Inc. (the "Company"), entered into an employment agreement with Daniel Stewart (the "Employment Agreement"), pursuant to which Mr. Stewart has been engaged to serve as the Vice President and Sector Head - Bathroom Sector for MAAX Corporation and its subsidiaries. The Employment Agreement will continue indefinitely unless terminated by either party. Pursuant to the Employment Agreement, Mr. Stewart is entitled to receive an annual base salary of $300,000 and certain fringe benefits. In addition to the annual base salary, Mr. Stewart is entitled to receive a bonus of up to 50% of his annual salary based on the achievement of certain performance targets and is entitled to participate in the Company's 2004 stock option plan. If Mr. Stewart's employment is involuntarily terminated other than for cause, Mr. Stewart will be entitled to receive continued payments of salary and targeted bonus for one year. The foregoing description of the Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Employment Agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.


Item 9.01      Financial Statements and Exhibits

(d)      Exhibits.

         10.1 Employment Agreement, dated as of January 3, 2006 and effective as of March 1, 2005, between MAAX-KSD Corporation and Daniel Stewart.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MAAX HOLDINGS, INC.
                                       (Registrant)


January 4, 2006                        By: /s/ DENIS AUBIN
                                           -------------------------------------
                                           Denis Aubin
                                           Chief Financial Officer, Executive
                                           Vice President and Secretary



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

                                  Exhibit Index

Exhibit No.       Description

10.1 Employment Agreement, dated as of January 3, 2006 and effective as of March 1, 2005, between MAAX-KSD Corporation and Daniel Stewart.



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